                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                           Date of Report:  July 30, 1998
                         (Date of earliest event reported)



                             THOMAS & BETTS CORPORATION
               (Exact name of registrant as specified in its charter)



         Tennessee                                       1-4682
(State or Other Jurisdiction                     (Commission File Number)
     of Incorporation)

                                    22-1326940
                        (IRS Employer Identification No.)


     8155 T&B Boulevard
     Memphis, Tennessee                               38125
    (Address of Principal                          (ZIP Code)
     Executive Offices)



                 Registrant's Telephone Number, Including Area Code:
                                    (901) 252-5000

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ITEM 5.        OTHER EVENTS

     On July 30, 1998, Thomas & Betts Corporation (the "Registrant") announced, by the press release attached as Exhibit 20.1 to this report, and incorporated herein by reference, its financial results for the fiscal quarter ended July 5, 1998. The registrant also issued a press release, attached as Exhibit 20.2 to this report, and incorporated herein by reference, announcing a restructuring charge to be recorded in its third fiscal quarter which includes plant closures and a reduction in headcount.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     20.1 Press Release of the Registrant dated July 30, 1998.

     20.2 Press Release of the Registrant dated July 30, 1998.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Thomas & Betts Corporation
                         (Registrant)




                         By:  /s/ Jerry Kronenberg
                              --------------------------------
                                  Jerry Kronenberg
                         Title:    Vice President-General Counsel
                              and Secretary



Date:  July 30, 1998

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                                   EXHIBIT INDEX


    Exhibit        Description of Exhibits
     20.1       Press Release of Registrant dated July 30, 1998.

     20.2       Press Release of Registrant dated July 30, 1998.



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